Summary Prospectus	February 27, 2017
AMG Managers Emerging Opportunities Fund

Class N: MMCFX (formerly Class S)	Class I: MIMFX (formerly Institutional Class)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated February 27, 2017, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG Managers Emerging Opportunities Fund's (the “Fund”) investment objective is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[1]	0.53%	0.28%
Total Annual Fund Operating Expenses	1.53%	1.28%
Fee Waiver and Expense Reimbursements[2]	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.43%	1.18%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2018, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.18% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2018. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$146	$474	$825	$1,815
Class I	$120	$396	$693	$1,536
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. micro-cap stocks. The Fund generally considers a stock to be a micro-cap stock if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell Microcap® Index. As of May 27, 2016, the date of the latest reconstitution of the Index (implemented by the Index June 24, 2016), the range of market capitalizations for the Russell Microcap® Index was $30 million to $863 million. The Fund may retain securities that it already has purchased even if the stock outgrows the capitalization limits. The Fund will invest in a combination of value-oriented and growth-oriented stocks. The Fund’s assets are currently allocated among four Subadvisers, each of which acts independently of the others and uses its own methodology to select portfolio investments, including value, core and growth approaches.
Stocks in the information technology sector currently, and may in the future, comprise a significant portion of the Fund’s portfolio.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank,

SUM054-0217

AMG Managers Emerging Opportunities Fund SUMMARY PROSPECTUS

is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
IPO Risk—the prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that a Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Micro-Capitalization Stock Risk—the stocks of micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology sector may comprise a significant portion of the Fund’s portfolio. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
Effective February 27, 2017, outstanding Class S shares of the Fund (formerly Service Class shares, which were renamed Class S shares on October 1, 2016 (formerly shares of the Fund’s sole share class, which were reclassified and redesignated as Service Class shares effective October 3, 2011)) were renamed Class N shares. Effective October 1, 2016, outstanding Institutional Class shares of the Fund were renamed Class I shares. Effective December 10, 2007, some of the Fund’s investment strategies changed concurrent with the hiring of new subadvisers. The Fund’s past performance would have been different if the Fund was managed using the current investment strategies. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/16 (Class N)
Best Quarter: 25.28% (2nd Quarter 2009)
Worst Quarter: -24.71% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/16
AMG Managers Emerging Opportunities Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	17.69%	14.36%	7.81%	—
Class N Return After Taxes on Distributions	17.59%	11.76%	6.35%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	10.09%	10.97%	6.03%	—
Class I Return Before Taxes
	17.97%	14.65%	—	17.19%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)
	21.31%	14.46%	7.07%	16.89%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)
	20.37%	15.59%	5.47%	17.66%
[1]	Class I and Index performance shown reflects performance since the inception date of the Fund’s Class I on October 1, 2011.

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AMG Managers Emerging Opportunities Fund SUMMARY PROSPECTUS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class N shares only, and after-tax returns for Class I shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisers
Next Century Growth Investors LLC ("Next Century")
Lord, Abbett & Co. LLC ("Lord Abbett")
WEDGE Capital Management L.L.P. ("WEDGE Capital")
RBC Global Asset Management (U.S.) Inc. ("RBC GAM -US")
Portfolio Managers
Next Century
Thomas Press
Chairman & CEO, Next Century; Portfolio Manager of the Fund since 12/07.
Robert Scott
President & Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.
Peter Capouch
Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.
Kaj Doerring
Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/07.
Thomas Dignard
Portfolio Manager, Next Century; Portfolio Manager of the Fund since 12/14.
Lord Abbett
F. Thomas O’Halloran, III, J.D., CFA
Partner & Portfolio Manager, Lord Abbett; Portfolio Manager of the Fund since 12/07.
Arthur K. Weise, CFA
Partner & Portfolio Manager, Lord Abbett; Portfolio Manager of the Fund since 08/13.
Matthew R. DeCicco, CFA
Portfolio Manager, Lord Abbett; Porfolio Manager of the Fund since 03/15.
WEDGE Capital
Andrei Bolshakov, CFA
General Partner & Director of Quantitative Research, WEDGE Capital; Portfolio Manager of the Fund since 01/14.
Monika LaRiche, CFA
Quantitative Analyst, WEDGE Capital; Portfolio Manager of the Fund since 12/07.
RBC GAM-US
Lance James
Managing Director & Senior Portfolio Manager, RBC GAM-US; Lead Portfolio Manager of the Fund since 12/09.
George Prince
Vice President, Portfolio Manager & Senior Equity Analyst, RBC GAM-US; Portfolio Manager of the Fund since 12/09.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisers, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your

AMG Funds	3

AMG Managers Emerging Opportunities Fund SUMMARY PROSPECTUS

salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	AMG Funds